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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): March 4, 2003

                                   NTELOS INC.
               (Exact Name of Registrant as Specified in Charter)



        Virginia                       0-16751                   54-1443350
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)



                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)


                                 (540) 946-3500
              (Registrant's telephone number, including area code)






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ITEM 3.  Bankruptcy or receivership.

         On March 4, 2003, NTELOS Inc. filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division.

         A copy of the press release announcing the filing of the petition is attached to this report as Exhibit 99.1 and is incorporated herein by reference.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.


         (c) Exhibits.

        EXHIBIT             DESCRIPTION
        -------             -----------
         99.1        Press Release dated March 4, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTELOS INC.
                                  (Registrant)


                                  By:  /s/ Michael B. Moneymaker
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                                       Michael B. Moneymaker
                                       Senior Vice President and Chief Financial
                                        Officer, Treasurer and Secretary


Date: March 4, 2003